WEYERHAEUSER Investor Presentation December 2023 ANDY TAYLOR Vice President, Investor Relations KARA HERCHE Senior Manager, Investor Relations Contact Us: (206) 539-3907 Contact Us: (206) 539-3907 Contact Us: (206) 539-3907 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: our fourth quarter 2023 earnings outlook, including a refinement to our fourth quarter 2023 outlook for our Wood Products business; future goals and prospects, including 2025 goals and targets relating to our timberlands investments, operational excellence and sustainable margin improvements, growth and annual Adjusted EBITDA performance of our Natural Climate Solutions business, increase in annual lumber production, reductions of greenhouse gas emissions, achievement of external ESG recognitions; business strategies; factors affecting market supply of lumber; key initiatives; expected levels of demand and market drivers for our products, including expected growth projections in U.S. housing demand, repair and remodel activity and adoption of wood-based building; market dynamics for housing; replenishment of HBU acres through timberland acquisitions; expected growth in  export markets; our cash dividend framework, base dividend sustainability and target annual growth, and our target percentage return to shareholders of Adjusted Funds Available for Distribution (Adjusted FAD), including expected supplemental cash dividends and future share repurchases; capital structure, credit ratings, debt maturities, liability management, and revolving line of credit capacity; our outlook for capital expenditures across the company for 2023, 2024 and 2025; our sustainability ambitions and goals, including our 2030 greenhouse gas emissions reduction targets and our 2040 net-zero emissions goal; and expected growth in cash flows from our natural climate solutions business resulting from forecasted growth in markets and demand for renewable energy, mitigation and conservation, carbon off-sets and carbon sequestration.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by our use of certain words in such statements, including without limitation words such as  “committed,” “expect,” “emerging,” “growing,” “maintain,” “outlook,” “sustainable,” “target,” “will,” and similar words or phrases using such words, as well as references to future dates. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These risks, uncertainties and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements, or all of the foregoing. Such risks, uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rate levels, inflation, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of viral or disease outbreaks, including without limitation any related regulatory restrictions or requirements and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the success of our operational excellence initiatives; the successful and timely execution of our strategic acquisitions strategy, including the successful integration of our acquisitions and our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which could be subject to a number of risks and conditions beyond our control including without limitation timing, required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination event under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions and governmental response to any such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; availability and costs for transportation and labor; federal tax policies; the effect of forestry, land-use, environmental and other governmental regulations; legal proceedings; the performance of pension fund investments and related derivatives; the effect of timing of employee retirements as it relates to the cost of pension benefits and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2022 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC, as well as other factors not described herein because they are not currently known to us or we currently judge them to be immaterial. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures that management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

Table of contents Company Overview Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation Investment Thesis | 2025 Targets & Progress | Who We Are | What We Do | Why We Matter Timberlands | Real Estate, Energy & Natural Resources | Wood Products Operational Excellence | Relative Competitive Performance | Innovation Sustainability Strategy | ESG Performance | Carbon Record Shareholder Returns | Capital Expenditures | Capital Structure Key Market Drivers Current Market Dynamics | Long-Term Demand Fundamentals | Carbon Platform 3

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 4 Strong ESG Foundation

2025 YEAR-END TARGETS Driving Growth and Shareholder Value Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation TIMBERLANDS GROWTH MAKE DISCIPLINED INVESTMENTS OF $1 BILLION FROM 2022 TO 2025 NATURAL CLIMATE SOLUTIONS GROW ANNUAL EBITDA TO $100 MILLION OPERATIONAL EXCELLENCE CAPTURE IMPROVEMENTS OF $175-250 MILLION FROM 2022 TO 2025 GREENHOUSE GAS REDUCTIONS MAKE PROGRESS AGAINST OUR SCIENCE-BASED TARGET Aligned With a 1.5 Degree Scenario EXTERNAL RECOGNITIONS MAINTAIN & ENHANCE THROUGH COMMITMENTS AND PERFORMANCE SHAREHOLDER RETURNS COMMITTED TO RETURNING 75-80% OF ADJUSTED FAD ANNUALLY TO SHAREHOLDERS SUSTAINABLE DIVIDEND GROW BASE DIVIDEND BY 5% ANNUALLY LUMBER GROWTH INCREASE PRODUCTION BY 5% ANNUALLY

TIMBERLANDS GROWTH MADE STRATEGIC ACQUISITION IN THE CAROLINAS NATURAL CLIMATE SOLUTIONS SIGNED CARBON CAPTURE AND SEQUESTRATION AGREEMENTS FOR TWO PROJECTS IN THE GULF SOUTH OPERATIONAL EXCELLENCE CAPTURED $40 MILLION IN OPX IMPROVEMENTS ACROSS OUR BUSINESSES COMPETITIVE POSITION RANKED #1 IN EBITDA MARGIN IN ALL MANUFACTURING BUSINESSES GREENHOUSE GAS REDUCTIONS JOINED THE CLIMATE PLEDGE COMMITTED TO NET-ZERO EMISSIONS BY 2040 EXTERNAL RECOGNITIONS MAINTAINED OUR ESG LISTINGS ON MULTIPLE KEY SUSTAINABILITY INDICES SHAREHOLDER RETURNS RETURNED TOTAL CASH OF $1.75 billion TO SHAREHOLDERS BASED ON 2022 RESULTS SUSTAINABLE DIVIDEND INCREASED OUR QUARTERLY BASE DIVIDEND BY 5.9% Continued strong performance Key 2022 Accomplishments Unmatched Portfolio Industry-Leading Performance Strong ESG Foundation Disciplined Capital Allocation

Who we are Largest Timber REIT with Unmatched & Complementary Industry-Leading Businesses TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We capture the highest value from every acre WOOD PRODUCTS We are one of North America’s largest, low-cost wood products manufacturers Unrivaled portfolio that cannot be replicated Leader in sustainable forestry practices 11 million acres owned in the U.S. and 14 million acres licensed in Canada Expertise and technology platform enables end-to-end portfolio value creation Emerging Natural Climate Solutions business will serve the rising demand for net-zero solutions Industry-leading scale, brand and reputation Diversified mix of high-quality products 35 manufacturing facilities across North America CARBON PLATFORM We are an unrivaled carbon investment opportunity Our forests and wood products sequester millions of tons of CO2 annually, and we are significantly carbon negative Emerging carbon markets will drive long-term portfolio value creation

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 8

Why we matter Long-Standing Focus on Sustainability We manage the most sustainable, versatile resource on earth: forests We are experts at using trees to make products people need We do it the right way so our forests will last forever WE ARE SUSTAINABLE BY NATURE OUR PORTFOLIO IS CLIMATE-FRIENDLY WE ARE SOCIALLY RESPONSIBLE

UNMATCHED PORTFOLIO Timberlands Real Estate, Energy & Natural Resources Wood Products Our Quality, Diversity and Scale Cannot Be Replicated 10

TIMBERLANDS PORTFOLIO Superior Holdings Create Value Today and Tomorrow Highly productive planted pine forests Balanced mix of grade & fiber logs Scale operations in every major region U.S. SOUTH Premium Southern Yellow Pine 7 MILLION ACRES Premium land west of Cascade mountains Sawlogs are ~90% of harvest Unique Japan export presence U.S. WEST High-Value Douglas Fir 3 MILLION ACRES 11 Million Acres Owned in the U.S. 14 Million Acres Licensed in Canada Premium hardwood sawlogs Maximizing value with more than 300 product grades U.S. NORTH Diverse Hardwoods and Softwoods 1 MILLION ACRES OUR UNMATCHED SCALE MAKES US A SIGNIFICANT SUPPLIER TO MANUFACTURERS IN EVERY REGION Approximate total acres as of December 31, 2022.

Timberlands: highlights Unmatched Quality, Scale and Diversification Adjusted EBITDA(2) by Region (2020-2022) REVENUE by END MARKET (2022) Third-Party Domestic 52% WY Mills 23% Export Customers 25% ~$695 MILLION Adjusted EBITDA(2) | 3-Year Average ENDURING VALUE ACROSS MARKET CYCLES 12 OUR COMPETITIVE ADVANTAGE Exceptional quality & productivity Unmatched timber-growing expertise Unparalleled scale & market access Superior delivered model & supply chain Diverse customer mix to capture value OUR GROWTH FOCUS Disciplined Timberlands Investments  $1 Billion by 2025   |  $360 Million Complete(1)   Diversification and Scale Across All Major Markets Flex Supply To Meet Dynamic Customer Demands and Capture Market Opportunities (1) Through September 30, 2023. (2) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other is excluded.

COMPETITIVE POSITION We Are the Largest Timber REIT Our Scale Across All Major Woodbaskets Our Integrated Manufacturing Allows us to flex volume and maximize overall returns Our Delivered Log Business Model Enables us to capture higher margins Acres in millions (2) TIMBER REITS OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic(1) Gives us access across log markets Lowers our concentration risk Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports Acres as of December 31, 2022. Source: Public filings. (1) Post acquisition acreage, inclusive of CatchMark Timber Trust. (2) (3) (1) 100% 3rd Party 78% 78% 22% 22% 3rd Party Log Sales Internal Log Sales (5) (4) Log sales volumes in million tons 0 5 10 15 20 25 30 35 Sources: Public filings, WY reports (2) Delivered vs. stumpage sales volumes for FY 2022. Excludes New Zealand volumes for RYN. (3) Delivered vs. stumpage fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. Sources: Public filings, WY reports (4) Internal vs. third party fee (PCH) and sales (CTT) volumes for FY 2021 for both companies combined. For PCH, assumes pulpwood and stumpage reported volumes are sold to third party customers. (5) Internal vs. third party sales volumes for FY 2022.

Weyerhaeuser TIMBERLANDS EXPORT MARKETS Unrivaled Market Position and Supply Chain Expertise UNIQUE JAPAN EXPORT BUSINESS Multi-decade relationships supplying post & beam housing market Western timberlands ownership provides premium logs at unrivaled scale Largest log export facility in North America creates substantial supply chain advantage and efficiencies OTHER WY EXPORT MARKETS Direct-to-customer strategy facilitates consistent demand Flexibility to quickly respond to shifts in global wood demand Southern exports positioned to grow Targeting new geographies and growing demand for wood fiber, biomass and pellets Southern Exports Western Exports Other 1% Korea 7% Japan 78% China 13% Korea 7% India 1% Export REVENUE(1) by END MARKET (2022) Scale + Consistent Product Quality + Supply Chain Reliability = Export Competitive Advantage 14 (1) Percentages based on 2022 full year Timberlands export sales. Southern exports to China are currently paused due to ongoing phytosanitary rules imposed by Chinese regulators.

Western timberlands Unmatched Quality, Scale and Market Access Our Timber Inventory Is Primarily High-Value Species Sources: Forisk Ownership Database 2022, tax parcel data, public presentations, WY reports We have premium timberlands west of the Cascade mountains We hold the #1 position in Adjusted EBITDA per acre Our markets are highly tensioned, with domestic and export optionality Sawlogs are approximately 90% of our harvest volume Washington Oregon Douglas fir 81% 12% 7% Whitewood Other As of December 31, 2022. Sources: Public filings, WY reports (1) Export volumes as a percentage of total western log sales volumes in 2022. Domestic 72% Export 28% Domestic 89% Export 11% WEYERHAEUSER Export = 2.5MM tons RAYONIER Export = 0.2MM tons We Ship More Volume To Higher Value Export Markets(1) TIMBER REITS OWNERSHIP Acres in millions WA OR Weyerhaeuser 1.1 1.4 Rayonier 0.4 0.1

Southern timberlands Peer-Leading Scale and Market Access NC/VA MS/AL AR/OK/TX/LA TIMBER REITS OWNERSHIP Weyerhaeuser Rayonier PotlatchDeltic(2) Our Scale is Unmatched Across Southern Markets 16 (3) Atlantic Coast includes Florida, Georgia, North Carolina and South Carolina. WY PCH(2) RYN Sources: Forisk Ownership Database 2022, tax parcel data, public presentations and filings, WY reports (1) Represents completed and announced new sawmill capacity in the South, 2017-2023. (2) Post acquisition acreage, inclusive of CatchMark Timber Trust. 74% of New Capacity in States with Strong WY Holdings(1) We have significant scale across the South with access to grade and pulp markets We own ~1.8 million acres in top southern log markets across the Atlantic Coast(3) Concentration risk is limited in any one market New capacity in the South supports future growth across our ownership Well positioned to serve growing Asian export markets GA/FL/SC

TIMBERLANDS GROWTH STRATEGY UPDATE Disciplined Approach to Growing the Value of Our Timber Holdings WEST SOUTH (1) 2022 total includes several smaller acquisitions, not separately announced. Carolinas Closed in 2022 Q2 $265 million deployed 80,800 acres acquired Acquired Property Location PROGRESS Through September 2023 $360 Million Deployed $300 Million(1) in 2022 Carolinas & Coastal Washington $60 Million in 2023 Mississippi TARGET $1 Billion of Disciplined Investments from 2022 to 2025 Coastal Washington Closed in 2022 Q1 $18 million deployed 4,000 acres acquired Mississippi Closed in 2023 Q3 $60 million deployed 22,000 acres acquired 17

100% OF OUR TIMBERLANDS ARE REFORESTED AFTER HARVEST TIMBERLANDS SUSTAINABILITY We Balance Our Harvesting with a Strong Foundation of Environmental Stewardship WE HARVEST ONLY 2% OF OUR FORESTS ON AVERAGE EACH YEAR WE LEAVE TREE BUFFERS ALONG WATERWAYS TO PROTECT AQUATIC HABITAT WE PARTICIPATE IN 11 HABITAT CONSERVATION PLANS IN NORTH AMERICA WE CERTIFY 100% OF OUR TIMBERLANDS TO THE Sustainable Forestry | Carbon Sequestration | Reduced Environmental Footprint 18 SUSTAINABLE FORESTRY INITIATIVE® STANDARD OUR WORKING FORESTS CONTRIBUTE TO Climate Change Solutions WE PLANT MORE THAN 100 MILLION TREES EACH YEAR

WESTERN REGION U.S. SOUTH REAL ESTATE, ENERGY & NATURAL RESOURCES Generating Value Through End-to-End Portfolio Management Wind Conservation Real Estate (HBU) Mineral Royalties Conservation Mineral Royalties Mitigation Banking SOUTHERN REGION Applying expertise and technology to enhance portfolio value across our timber holdings Forest Carbon NORTHERN REGION CO2 Real Estate (HBU) Mineral Royalties Wind Carbon Capture & Sequestration CO2 Solar Forest Carbon CO2 Real Estate (HBU) Real Estate Development Conservation

Real estate, energy & natural resources: highlights Consistent, Reliable Cash Generation | Growing Natural Climate Solutions ~$290 MILLION Adjusted EBITDA(1) | 3-Year Average ENDURING VALUE ACROSS MARKET CYCLES Natural Climate Solutions Adjusted EBITDA(1) Real Estate 68% ENR 32% OUR COMPETITIVE ADVANTAGE Unmatched expertise in evaluating and maximizing the full value from every acre Track record in delivering significant premium to timber value Well positioned to serve the rising demand for natural climate solutions OUR GROWTH FOCUS Grow Natural Climate Solutions EBITDA to $100 Million by YE 2025 | $43 Million in 2022 20 Adjusted EBITDA(1,2) BY Segment (2020-2022) (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Adjusted EBITDA from Natural Climate Solutions is included in Real Estate and ENR segment results. (2) ENR EBITDA is primarily generated through steady royalty and lease income from third-party development of surface and subsurface assets, including the following activities within our Natural Climate Solutions Business: renewable energy, carbon capture and sequestration, and forest carbon. Real Estate EBITDA includes the following activities within our Natural Climate Solutions Business: mitigation banking and conservation.

REAL ESTATE BUSINESS We Continually Evaluate Every Acre to Unlock Higher and Better Use (HBU) Value (2) Since inception, following the Plum Creek merger in 2016. 21 (1) As of December 31, 2022. 21 PREMIUM LAND SALES Maximizing Value from Each Acre Via HBU Parcels Timberlands Acquisitions Will Replenish HBU Pipeline We Sell <1% OF OUR TIMBERLAND ACRES Annually 1.2 MILLION ACRES With HBU Attributes 55-100+% PREMIUM To Timber Value(2)

PARTICIPATING IN THE EMERGING OFFSET MARKET Initial credits issued for Maine pilot project Developing future project pipeline Demand increasing and voluntary market recognizing value of high-quality credits LEASING SUBSURFACE FOR CARBON SEQUESTRATION Agreements in place for two projects in the Gulf South ~500,000 acres with suitable subsurface characteristics Increasing demand with Inflation Reduction Act LEASING LAND FOR WIND AND SOLAR PRODUCTION 6 operating wind sites in the Western and Northern regions Over 50 agreements in place for solar projects in the Southern region Demand expected to increase throughout the decade PRESERVING VALUABLE ECOSYSTEMS Mitigation: 16 active banks on 26,000 acres Pursuing conservation outcomes in select markets Markets expected to expand through the decade NATURAL CLIMATE SOLUTIONS BUSINESS Leveraging Scale and Growing EBITDA as Markets Develop FOREST CARBON CARBON CAPTURE & SEQUESTRATION RENEWABLE ENERGY MITIGATION & CONSERVATION 22 EXPANDING OUR BUSINESS MODEL GROWING OUR EXISTING BUSINESSES CO2

LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION 2nd Largest Producer in North America 19 Lumber Mills (5.5 BBF) 4th Largest Producer in North America 6 Oriented Strand Board Mills (3.1 BSF) Located in the Largest Homebuilding Markets 19 Distribution Centers #1 Engineered Wood Capacity in North America 6 Engineered Wood Mills (42 MMCF) 3 Veneer/Plywood Mills (610 MMSF) 1 Medium Density Fiberboard Mill (265 MMSF) Weyerhaeuser’s relative positioning based on full year 2022 production. Weyerhaeuser values represent capacity by product line as of December 31, 2022. Sources: Public filings, WY reports. Production capacity for engineered wood represents total solid section press capacity. Weyerhaeuser engineered solid section facilities also may produce engineered I-joists to meet market demand. In 2022, approximately 25 percent of Weyerhaeuser’s total press production was converted into I-joists. WOOD PRODUCTS PORTFOLIO Industry-Leading Scale, Diversification and Quality OUR UNMATCHED ASSETS + SUPPLY CHAIN CAPABILITIES = PREFERRED SUPPLIER

Wood products: highlights Peer-Leading Performance, Superior Reliability and Preferred Supplier #1 IN EBITDA MARGIN In All Wood Products Businesses 2023 YTD Through Q3 Peer-leading performance OUR COMPETITIVE ADVANTAGE Diverse customer mix & market demand drivers Strategically located in prime woodbaskets Expertise in transportation & logistics Relentless focus on industry-leading cost structure = “Black at the Bottom” performance OUR GROWTH FOCUS Organically Grow Lumber Production by 5% Annually through 2025 PERCENT OF SALES(2) by END MARKET (2022) Adjusted EBITDA(1) BY Segment (2020-2022) OSB 34% EWP 14% Distribution 6% LUMBER 46% New Residential: Single & Multi-Family Repair & Remodel: Professional & DIY Non-Residential Construction, Industrial & Other Uses 61% 20% 19% Diversified Mix of High-Quality Products (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Other is excluded. (2) Percentages are approximate based on 2022 full year Wood Products net sales.

Generation Z and Millennials are the largest population cohort and entering peak homebuying years Current homebuilding pace will not fully address the deficit resulting from a decade of underbuilding Historically low inventories for existing and new home sales will help offset impacts from increased mortgage rates U.S. HOUSING REMAINS UNDERBUILT Underlying Demand U.S. Housing Starts Sources: FEA, U.S. Census Bureau Sources: FEA, U.S. Census Bureau EXPECT LONG-TERM GROWTH IN U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit FAVORABLE DEMOGRAPHICS CURRENT U.S. POPULATION BY AGE 25

Solid repair & remodel activity year to date Housing stock continues to age, with median age greater than 40 years Increased consumer savings, home equity and lock-in effect with elevated mortgage rates U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING Sources: U.S. Census Bureau 2021 American Housing Survey Source: U.S. Census Bureau YTD Annualized as of September 2023 U.S. HOUSING STOCK YEAR BUILT EXPECT stability in repair and remodel activity Record Pandemic Trends Moderating | Long-Term Fundamentals Are Favorable 26

INTERNATIONAL BUILDING CODE now supports TALL WOOD BUILDINGS INCREASED ADOPTION OF WOOD-BASED BUILDING Global Growth and Sustainability Attributes Driving Rising Demand for Wood Products Sources: United Nations, WY analysis, Churkina et al. (Buildings as a global carbon sink, Jan. 2020) GLOBAL CONSTRUCTION square footage will expand >50% by 2050 WOOD-BASED CONSTRUCTION is CLIMATE POSITIVE Emissions Storage Mean CO2e Per Ton Produced STEEL CEMENT WOOD CO2 27

Wood products sustainability Reducing Our Impact | Offering Climate-Friendly Products WE CERTIFY 100% OF OUR WOOD FIBER SUPPLY TO THE Sustainable Forestry Initiative® Fiber Sourcing or Certified Sourcing Standards WE MEET MORE THAN 70% OF OUR OWN ENERGY NEEDS USING RENEWABLE BIOMASS ON AVERAGE WE USE 95% OF EVERY LOG OUR GHG EMISSION REDUCTION TARGET IS VERIFIED BY THE Science Based Targets Initiative AT THE HIGHEST LEVEL OF AMBITION Committed To Sustainability Throughout Our Supply Chain 28

INDUSTRY-LEADING PERFORMANCE 29 Operational Excellence Relative Competitive Performance Significant, Sustainable Margin Improvement Accelerated by Innovation Innovation

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Targeting $175-250 Million from 2022-2025 EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

DELIVERING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard Sources for competitor data: Public filings. Results include only North American operations. (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. (3) 2017-2022 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. (4) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. (5) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022. WE ACHIEVED THE Largest Improvement IN DISTRIBUTION MARGIN 2011 THROUGH 2023 Q3 WE HOLD THE #1 Position IN EBITDA MARGIN IN ALL WOOD PRODUCTS BUSINESSES 2023 YTD THROUGH Q3 WE HOLD THE #1 Position IN EBITDA PER ACRE IN WESTERN TIMBERLANDS

innovation Driving Significant Improvements Through Accelerated Focus on Innovation Automation & Robotics Unmanned Autonomous Vehicles Radio Frequency Identification Energy-Efficient Equipment 32

STRONG ESG FOUNDATION 33 Sustainability Strategy ESG Performance Sustainability Is a Core Value Carbon Record

Sustainable to our core Strong ESG Performance | Clear Business Alignment | Ambitious Positive Impact OUR SUSTAINABILITY STRATEGY Maintain ESG Foundation Improve Business Alignment Demonstrate Positive Impact Ten-year roadmap to review and adjust ESG-related focus areas and strategies Set and meet appropriate annual goals Report progress Increase visibility in business processes Strengthen awareness and pride Identify opportunities and mitigate risks Improve sustainability performance Working to solve 3 big challenges by 2030 Climate change solutions Sustainable homes for everyone Thriving rural communities OUR ESG PERFORMANCE Environmental Stewardship Social Responsibility Corporate Governance More than 100 million trees planted each year 2% of our forests harvested on average each year 100% of our timberlands reforested after harvest 100% of our timberlands and wood fiber supply certified to SFI® standards 31 million metric tons of CO2 removed in our forests and wood products in 2022 >70% of our energy needs met with renewable biomass 95% of every log harvested is used on average <2 recordable incident rate for over a decade 90% of employees say or agree we always put safety first 9,000+ family-wage jobs in mostly rural communities 84% of all employees agree their workplace is inclusive (+2% from prior year) $5.6 million in charitable giving to the communities where we operate in 2022 >90% of all salaried employees have individual development plans >94% say on pay support in 2023 8 new directors appointed to our board since 2015 40% of our board of directors are women; one woman of color

OUR CARBON RECORD Our Net Climate Impact Is Significantly Carbon Negative For more information on our carbon record methodology visit carbonrecord.weyerhaeuser.com We Joined the Climate Pledge and are Committed to Net-Zero Emissions by 2040 35 Metric tons of carbon dioxide equivalent (mtCO2e) for full-year 2022 31 million mtCO2e in 2022 2.3-3.6 billion mtCO2e We Set an Ambitious, Science-Based Target to Reduce Emissions by 2030 Our Forests Store 10.1 million mtCO2e in 2022 Scope 1 & 2 Scope 3 TRACK 1 Carbon Emissions TRACK 2 Carbon Removals TRACK 3 Carbon Storage TRACK 4 Emissions Reduction We are on the pathway to net-zero emissions Forests store CO2 in trunks, branches, leaves, roots The world needs more carbon removals The world needs less carbon emissions 42% 25%

DISCIPLINED CAPITAL ALLOCATION 36 Shareholder Returns Capital Expenditures Long-Term Commitment to Balancing Three Key Priorities Capital Structure

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy – Three Key Priorities 37

(1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Normally declared and paid annually in the first quarter, based on prior year results. RETURNING CASH TO SHAREHOLDERS Allocation Framework and Cash Return Calculation TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis 20-25% of Adjusted FAD SUSTAINABLE BASE DIVIDEND supported by Timberlands and Real Estate & ENR cash flow, even at the bottom of the cycle SUPPLEMENTAL DIVIDEND(2) AND/OR SHARE REPURCHASE to achieve targeted return of 75-80% of annual Adjusted FAD EXCESS CASH available for growth, debt paydown and additional share repurchase $ Return 75-80% of Adjusted FAD to Shareholders ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION(1) Allocation Framework 38 Adjusted FAD Quarterly Base Cash Dividends Targeted Return to Shareholders To Achieve 75-80% Payout Cash Available for Allocation Between Supplemental Dividend(2) and/or Opportunistic Share Repurchase 75-80% Payout

CASH RETURN FRAMEWORK IN ACTION Returned $1.75 Billion of Cash to Shareholders Based on 2022 Results Returned $1.62 per share of dividends based on 2022 results Returned $550 million through opportunistic share repurchase 2nd highest full year Adjusted EBITDA and operating cash flow on record (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) On January 26, 2023, our board of directors declared a supplemental dividend of $0.90 per share that was paid in 2023 Q1. (3) Share repurchase activity in 2022 totaled $550 million at an average price of $34.41 per share. Per Share $0.72 $0.90 Total $1.62 Per Share $534 $662 $1,746 $2,327 $ in millions 2022 Adjusted FAD(1) Quarterly Base Dividends Supplemental Dividend(2) Share Repurchase(3) Total Cash Return 75-80% Target Payout Range $550 75% of Adjusted FAD Returned to Shareholders Based on 2022 Results 39

RETURNING CASH TO SHAREHOLDERS Demonstrating the Power of Our Cash Return Framework ANNUAL PAYOUT OF ADJUSTED FAD 2021 = 79% 2022 = 75% $ in millions $509 $534 $1,459 $662 $100 $550 $2,068 $1,746 DIVIDEND YIELD – Calendar Year(2) 2021 3.8% 2022 6.9% Pro Forma 2023(3) 5.3% (1) Supplemental dividends associated with 2021 results include a $0.50 per share interim distribution paid in 2021 Q4 and a $1.45 per share distribution paid in 2022 Q1. Supplemental dividends associated with 2022 results include a $0.90 per share distribution paid in 2023 Q1. (2) Dividend yield calculations assume a share price of $31.35, the closing price on November 30, 2023. (3) Pro forma 2023 includes current quarterly base dividend of $0.19 per share, and supplemental dividend of $0.90 per share, associated with 2022 results and paid in 2023 Q1. Base Dividends Supplemental Dividends(1) Share Repurchase Total Cash Return WE RETURNED OVER $3.8 BILLION TO SHAREHOLDERS BASED ON 2021 & 2022 RESULTS THROUGH DIVIDENDS AND SHARE REPURCHASE 40

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH Driven by Timberlands, Natural Climate Solutions & Performance Improvements (1) Assumes current quarterly base dividend of $0.19 per share. Future BASE dividend Outlook Timberlands Targeted acquisitions & Business Development Natural Climate Solutions ebitda Grows to $100 Million Performance Improvements Innovation & CapEx Improve Margins & Down-Cycle Cash Flows BASE DIVIDEND GROWTH DRIVERS +5.9% +5.6% Pro Forma(1) ~5% ANNUAL GROWTH 41

CAPITAL EXPENDITURES Organic Investments to Sustain and Enhance Our Operations CAPITAL EXPENDITURES $ in millions Wood Products: $315 million in 2023 Maintenance capex is $150-200 million Projects to improve costs and reliability Strategic lumber mill modernization Timberlands: $110 million in 2023 Reforestation and silviculture Roads and infrastructure Real Estate & ENR: Minimal Limited spending for entitlement activities and Natural Climate Solutions Corporate: $15 million in 2023 Primarily IT systems (1) Capital expenditures for 2016 exclude discontinued operations. (2) Capital expenditures for 2022 totaled $462 million plus $6 million of capitalized interest. Total spend was higher than initial guidance of $440 million primarily due to the acceleration of equipment orders with extended lead times for future planned capital projects. 2016-2018 Average(1) 2019-2020 Average 2021 2023 Outlook 2022(2) Expect Annual Capital Expenditures of $420-440 Million in 2024-2025 42

Maintain AN appropriate capital structure Operating from a Strong Financial Position with Significant Flexibility NET DEBT TO ADJUSTED EBITDA (LTM)(1) INVESTMENT GRADE CREDIT PROFILE   Baa2 Moody’s AMPLE LIQUIDITY   OPPORTUNISTIC LIABILITY MANAGEMENT(2) STRONG ASSET COVERAGE OVER 80% of business assets are in Timberlands Paid Down Debt of ~$1.2 billion since 2020 Q3(3) LEVERAGE RATIO WELL BELOW 3.5x TARGET OVER THE CYCLE 3.5x Target (1) Last twelve months Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts (2) As of September 30, 2023. (3) Excludes May 2023 debt issuance, which prefunded a portion of upcoming maturities. $1.5 BILLION available revolving line of credit 43 BBB Standard & Poor’s Refinanced over $1 billion of debt since 2022 Q1 Reduced Pension Obligations by $4.5 billion since 2018

44 Current Market Dynamics Long-Term Demand Fundamentals Carbon Platform KEY MARKET DRIVERS

LUMBER ORIENTED STRAND BOARD WESTERN LOGS SOUTHERN LOGS Current market dynamics for our products Improving sawlog demand WY fiber log demand generally stable Log pricing showing notable gains across several geographic sub-areas Emerging log export opportunity Solid demand from repair & remodel activity New residential construction activity has remained resilient YTD B.C. mill closures will be replaced by U.S. South capacity additions Current pricing at historical pre-pandemic levels Supportive long-term housing fundamentals New residential construction activity has remained resilient YTD Current pricing above historical pre-pandemic levels Supportive long-term housing fundamentals Stable domestic wood products production Steady Japanese demand for WY logs Favorable longer-term Chinese log demand; supply constraints from Europe and Russia 45

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well Positioned to Capitalize on These Opportunities 1

Our carbon platform Driving Long-Term Portfolio Value as Carbon Markets Develop LAND & FOREST Forest Carbon Offsets Renewable Energy Mitigation & Conservation SUBSURFACE Carbon Capture & Sequestration WOOD PRODUCTS Carbon Storage ENHANCING VALUE OVER TIME Underlying Timberlands Value Growing Cash Flow from Natural Climate Solutions Increased Demand for Climate-Friendly Wood Products Strong Timberlands Foundation Largest private owner of timberlands in the U.S. Our timberlands sequester millions of tons of CO2 annually Surface & subsurface ownership is a strategic competitive advantage Complementary Wood Products Business Growing Natural Climate Solutions Industry-leading scale, diversification and quality Our wood products store carbon for the entire product life cycle Committed to sustainability across our operations and supply chain Expertise and technology to maximize value from every acre Emerging opportunities as carbon markets develop Increasing demand from existing lines of business 47

Weyerhaeuser Investment thesis Superior Shareholder Value Unmatched Portfolio Industry-Leading Performance Disciplined Capital Allocation 48 Strong ESG Foundation

APPENDIX 49 Additional Materials

2023 Q4 UPDATE SEGMENT PRIOR OUTLOOK EXPECTED EARNINGS(1) & ADJUSTED EBITDA OUTLOOK REFINEMENT EXPECTED EARNINGS(1) & ADJUSTED EBITDA TIMBERLANDS Comparable to 2023 Q3 Unchanged REAL ESTATE, ENERGY & NATURAL RESOURCES Q4: Lower than 2023 Q3 Full Year: Adjusted EBITDA expected to be approximately $310 million Unchanged WOOD PRODUCTS Moderately lower than 2023 Q3, excluding the effect of changes in average sales realizations for lumber and oriented strand board Moderately (~$30 million) lower than 2023 Q3, excluding the effect of changes in average sales realizations for lumber and oriented strand board Lumber: Lower sales volumes and higher unit manufacturing costs than initial expectations resulting from lower production levels, partially driven by holiday downtime taken at Pacific Northwest mills (1) Earnings before special items.

Q4 QTD vs. Q3 AVERAGE -$70/MBF LOWER CURRENT vs. Q3 AVERAGE -$70/MBF LOWER Q4 QTD vs. Q3 AVERAGE -$75/MSF LOWER CURRENT vs. Q3 AVERAGE -$65/MSF LOWER LUMBER(1) OSB(2) WOOD PRODUCTS SALES REALIZATIONS: CURRENT VS. 2023 Q3 WEYERHAEUSER’S AVERAGE SALES REALIZATIONS WY’s SENSITIVITY CHANGE IN REALIZATIONS $10/MSF ≈ $30 million EBITDA ANNUALLY Approximate Change As of December 15, 2023 WY’s SENSITIVITY CHANGE IN REALIZATIONS $10/MBF ≈ $50 million EBITDA ANNUALLY (1) Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. (2) WY reports OSB realizations in MSF 3/8”. Changes in average realizations typically lag changes in industry benchmark pricing due to length of order files. 51

LUMBER DEMAND FUNDAMENTALS AND PRICING LUMBER PRICING FRAMING LUMBER COMPOSITE NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2022 Source: FEA Source: Random Lengths Q4 QTD as of 12/15/2023 Solid demand from repair and remodel activity New residential construction activity has remained resilient YTD Supportive long-term housing fundamentals Current pricing at historical pre-pandemic levels Mass timber and CLT will drive higher non-residential usage over time Q4 QTD

Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut Canadian lumber exports to the U.S. remain subject to duties Canadian share of lumber market has decreased U.S. Southern lumber production gaining share NORTH AMERICAN CAPACITY(1) % SHARE BY REGION NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2022 Source: FEA Total North American softwood lumber production of 61 BBF in 2022. LUMBER B.C. Mill Closures Have Reduced Industry Capacity Source: FEA (1) Chart does not include share of other U.S. regions which constitute approximately 4% of total North American capacity.

OSB DEMAND FUNDAMENTALS AND PRICING New residential construction activity has remained resilient YTD Supportive long-term housing fundamentals Current pricing above historical pre-pandemic levels Source: FEA ORIENTED STRAND BOARD PRICING 7/16” NORTH CENTRAL NORTH AMERICAN OSB CONSUMPTION BY END USE, 2022 Source: Random Lengths Q4 QTD as of 12/15/2023 Q4 QTD

Highly tensioned market, with domestic and export optionality Largest driver of demand is U.S. housing activity Steady Japanese demand for WY premium logs China has favorable longer-term import needs and faces constraints from suppliers in Europe and Russia WY able to rapidly flex China volume in response to changing markets JAPAN HOUSING STARTS WOOD-BASED WESTERN SAWLOG PRICING DELIVERED DOUGLAS FIR #2 Million cubic meters Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous. LTM as of October 2023 CHINA SOFTWOOD LOG IMPORTS FROM ALL COUNTRIES WY’s SENSITIVITY CHANGE IN REALIZATIONS $25/MBF ≈ $30 million EBITDA ANNUALLY YTD Millions Source: Japan Ministry of Land, Infrastructure & Transport (MLIT) LTM as of October 2023 WY transacts Western logs primarily in MBF but reports in ton equivalents. A $5/ton change in WY realizations is approximately $40 million of annual EBITDA. WESTERN LOGS Stable Domestic and Export Demand Sources: Log Lines, WY reports YTD as of October 2023

Sawlog demand improving as capacity and operating rates increase; WY’s timberlands are well positioned to benefit WY fiber log demand generally stable Log pricing showing notable gains across several geographic sub-areas Additional upside opportunity from Southern log exports SAWMILL CAPACITY ADDITIONS COMPLETED & ANNOUNCED BY STATE 2017-2023 Sources: Forisk, WY reports MMBF WY’s SENSITIVITY CHANGE IN REALIZATIONS $5/ton ≈ $55 million EBITDA ANNUALLY SOUTHERN SAWLOG PRICING DELIVERED SOUTHERN AVERAGE PINE SAWLOG Sources: Forisk, WY reports U.S. SOUTH CAPACITY ADDITIONS 2017-2023 New Sawmill Capacity Completed WY Timberlands WY Export Facility New Sawmill Capacity Announced SOUTHERN LOGS Improving Sawlog Demand Will Drive Long-Term Price Improvement Source: Timber Mart-South YTD as of Q3 2023 ~10 BBF 2017 – 2023 States encompassing 70+% of WY’s Southern holdings YTD

NCREIF Timberland INDEX INDEXED MARKET VALUE Per Acre, by Region Source: National Council of Real Estate Investment Fiduciaries (NCREIF) Timberland Index. Changes in index composition may affect average market values (e.g. NCREIF Northwest expanded to include Idaho in 2013). Perpetually Growing Asset Low Correlation With Other Asset Classes TIMBERLANDS Enduring Value Across Market Cycles

DELIVERING SUPERIOR RELATIVE PERFORMANCE Our OpX Scorecard Sources for competitor data: Public filings. Results include only North American operations. (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. (2) 2020 EBITDA for Weyerhaeuser Southern Timberlands reflects announced 10 percent reduction in 2020 fee harvest volumes. Timberlands peers include NCREIF, PotlatchDeltic and Rayonier. To improve comparability with peer disclosures, amounts shown for Weyerhaeuser include Timberlands EBITDA and non-timber income currently reported in the company’s Energy & Natural Resources business. (3) Wood Products peers include BlueLinx, Boise Cascade, Canfor, Interfor, Louisiana Pacific, Norbord and West Fraser. (4) 2017-2023 lumber margins include expenses for softwood lumber countervailing and anti-dumping duties for all companies shown. (5) After 2021, West Fraser (previously Norbord) excluded due to changes in segment reporting, which now combines OSB and EWP segments. (6) After 2021, Louisiana Pacific excluded due to the sale of its EWP business in 2022.

ESG RATINGS AND INDICES Leading Performance MSCI CDP Climate(2) S&P Global(1) Best-in-class performance among North American companies and peers Continuing to benchmark and enhance our performance Committed to achieving full recognition for our strong practices JUST CAPITAL named WY one of AMERICA’S MOST JUST Companies ETHISPHERE named WY one of the WORLD’S MOST ETHICAL COMPANIES® OTHER EXTERNAL RECOGNITION  (2) 2023 CDP scores will be released in January 2024 (1) Reincluded in 2023 North American Dow Jones Sustainability Index (DJSI)

WELL-LADDERED DEBT PROFILE $1,022 (1) Revolving credit facility was undrawn as of September 30, 2023. This credit facility has a capacity of $1.5 billion and expires in March 2028. $5.7 billion of long-term debt outstanding 100% fixed rate Weighted average maturity of 7 years Weighted average interest rate of 5.2% Issued $750 million of debt in 2023 Q2 at a favorable rate ahead of 2023 maturities Repaid $118 million note in July 2023 Enhanced financial flexibility and lowered interest expense as a result of debt reduction and liability management actions since 2020 Revolver used for working capital management as needed(1) Debt maturity profile AS OF September 30, 2023 $ in millions Issued in 2023 Q2

OUR COMPANY VISION 61

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Net earnings for 2017, 2018, 2019, 2020 and 2022 include net charges of $52 million, $122 million, $354 million, $285 million and $359 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other post-employment benefit costs, interest income and other, interest expense, net, and income taxes. $ Millions 2017 2015 2018 2016 2019 2017 2020 2018 2021 2022 Adjusted EBITDA(1) $2,080 $2,032 $1,276 $2,201 $4,094 $3,654 Depletion, depreciation & amortization (521) (486) (510) (472) (477) (480) Basis of real estate sold (81) (124) (116) (141) (71) (84) Unallocated pension service costs (4) — — — — — Special items included in operating income (343) (28) 1 122 97 (10) Operating Income (GAAP) $1,131 $1,394 $651 $1,710 $3,643 $3,080 Non-operating pension and other post-employment benefit costs (62) (272) (516) (290) (19) (254) Interest income and other 40 60 30 5 5 25 Net Contribution to Earnings $1,109 $1,182 $165 $1,425 $3,629 $2851 Interest expense, net (393) (375) (369) (351) (313) (270) Loss on debt extinguishment — — (9) (92) — (276) Income taxes (134) (59) 137 (185) (709) (425) Net Earnings (Loss) (GAAP)(2) $582 $748 $(76) $797 $2,607 $1,880 ADJUSTED EBITDA RECONCILIATION Total Company

$ Millions  2016 2016 2017 2018 2019 2020 2021 2022 2023 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Net Debt to Adjusted EBITDA (LTM) (1,2,3) 5.3 3.7 3.6 3.3 2.9 2.5 2.5 2.2 2.5 3.0 3.3 3.9 4.7 4.9 4.5 4.1 2.9 2.3 1.5 0.9 0.7 0.8 0.9 0.8 0.8 1.0 1.7 2.2 2.2 Total debt $8,310 $6,610 $6,606 $6,604 $5,995 $5,992 $5,928 $5,924 $5,921 $6,344 $6,401 $6,293 $6,590 $6,377 $7,426 $6,299 $5,974 $5,475 $5,475 $5,250 $5,250 $5,099 $5,053 $5,053 $5,053 $5,053 $5,053 $5,797 $5,679 Less: Cash and cash equivalents and short-term investments 769 676  455  701  497  824  598  901  348  334  259  212  153  139  1,458 643 787 495 1,016 1,777 2,326 1,879 1,205 1,723 1,920 1,581 797 1,760 1,841 Net Debt $7,541 $5,934 $6,151 $5,903 $5,498 $5,168 $5,330 $5,023 $5,573 $6,010 $6,142 $6,081 $6,437 $6,238 $5,968 $5,656 $5,187 $4,980 $4,459 $3,473 $2,924 $3,220 $3,848 $3,330 $3,133 $3,472 $4,256 $4,037 $3,838 Adjusted EBITDA (LTM)(1,2,3) $1,427 $1,583 $1,701 $1,794 $1,929 $2,080 $2,170 $2,301 $2,237 $2,032 $1,853 $1,559 $1,362 $1,276 $1,324 $1,367 $1,804 $2,201 $2,889 $4,076 $4,077 $4,094 $4,490 $4,122 $3,959 $3,654 $2,552 $1,816 $1,742 Depletion, depreciation & amortization  (457) (512) (541) (537) (531) (521) (508) (498) (488) (486) (489) (494) (507) (510) (510) (503) (483) (472) (467) (470) (473) (477) (481) (480) (481) (480) (484) (491) (494) Basis of real estate sold (54) (109) (106) (103) (108) (81) (79) (91) (113) (124) (160) (171) (149) (116) (130) (131) (147) (141) (106) (96) (67) (71) (75) (90) (86) (84) (86) (60) (87) Unallocated pension service costs (1) (5) (5) (5) (4) (4) (2) (2) (1) —  — — — — — — — — — — — — — — — — — — — Special items in operating income (129) (135) (73) (264) (457) (343) (339) (149) 58  (28) (40) (20) 33  1  33 41 (92) 122 110 102 214 97 97 97 65 (10) (10) (21) (21) Operating Income (LTM) (GAAP)(1) $786 $822  $976  $885  $829  $1,131 $1,242 $1,561 $1,693 $1,394 $1,164 $874  $739  $651  $717 $774 $1,082 $1,710 $2,426 $3,612 $3,751 $3,643 $4,031 $3,649 $3,457 $3,080 $1,972 $1,244 $1,140 Equity earnings (loss) from joint ventures 21 22  17  10  2  1  1  1  — — — — — — — — — — — — — — — — — — — — — Non-operating pension and other post-employment benefit costs 41 48  12  (6) (35) (62) (64) (69) (70) (272) (718) (715) (713) (516) (55) (55) (49) (290) (289) (280) (276) (19) (26) (36) (43) (254) (248) (249) (249) Interest income and other  43 43  43  42  38  39  42  44  46  60  58  53  46  30  21 17 13 5 5 5 4 5 3 2 10 25 38 55 70 Net Contribution to Earnings (LTM)(1) $891 $935  $1,048 $931  $834  $1,109 $1,221 $1,537 $1,669 $1,182 $504  $212  $72  $165  $683 $736 $1,046 $1,425 $2,142 $3,337 $3,479 $3,629 $4,008 $3,615 $3,424 $2,851 $1,762 $1,050 $961 Interest expense, net of capitalized interest (410) (431) (435) (421) (405) (393) (387) (379) (374) (375) (377) (388) (386) (378) (356) (357) (365) (385) (437) (412) (380) (313) (306) (293) (281) (270) (264) (269) (274) Loss on debt extinguishment — — — — — — — — — — (12) — — — — (11) (23) (58) — — — — (276) (276) (276) (276) — — — Income taxes (42) (89) (102) (105) (56) (134) (140) (171) (183) (59) 75  177  159  137  36 (61) (167) (185) (377) (641) (616) (709) (729) (589) (582) (425) (238) (79) (56) Net Earnings (Loss) from Continuing Operations (LTM)(1) $439 $415  $511  $405  $373  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 Earnings from discontinued operations, net of income taxes 107 612  592  554  489  — — — — — — — — — — — — — — — — — — — — — — — — Net Earnings (Loss) (LTM) (GAAP)(1) $546 $1,027 $1,103 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 Dividends on preference shares (33) (22) (11) — — — — — — — — — — — — — — — — — — — — — — — — — — Net Earnings (Loss) to Common Shareholders (LTM) (GAAP)(1) $513 $1,005 $1,092 $959  $862  $582  $694  $987  $1,112 $748  $190  $1  ($155) ($76) $363 $307 $491 $797 $1,328 $2,284 $2,483 $2,607 $2,697 $2,457 $2,285 $1,880 $1,260 $702 $631 (1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents and short-term investments divided by the last twelve months of Adjusted EBITDA.  (3) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. Net debt to ADJUSTED EBITDA RECONCILIATION Total Company

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. (2) Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser’s Timberlands segment. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges. (3) Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016. $ Millions 2011 2012 2013 2014  2015 2016 2017 2018 2019 2020  2021  2022 Western Timberlands and Energy & Natural Resources (ENR) $283 $263 $380 $579 $470 $449 $520 $544 $332 $354 $404 $493 Less: EBITDA attributable to Western ENR(1) 4 5 7 8 11 6 12 12 14 14 17 20 Western Timberlands 279 258 373 571 459 443 508 532 318 340 387 473 Southern Timberlands and ENR   290    339   372      457   472 469 428 398 410 319 363 399 Less: EBITDA attributable to Southern ENR(1) 64 41 44 47 42 43 45 47 58 45 62 92 Southern Timberlands   226    298   328      410   430 426 383 351 352 274 301 307 Northern Timberlands     29      28     32        47     41 26 23 19 15 4 9 14 Other Timberlands   (15)     (8) 46         2       7 6 22 — (5) (8) (4) (10) Adjusted EBITDA including Legacy Plum Creek operations(1,2) $519  $576 $779 $1,030 $937 $901 $936 $902 $680 $610 $693 $784 Less: EBITDA attributable to Plum Creek(3)    175   203  235   291 260 36  — — — — — — Weyerhaeuser Timberlands Adjusted EBITDA(1) $344 $373 $544   $739 $678 $865 $936 $902 $680 $610 $693 $784 Depletion, depreciation & amortization (138) (143) (168)   (207) (208) (366) (356) (319) (301) (257) (261) (256) Special items — — — — — — (48) — (32) 102 32 — Operating Income (GAAP) $206 $230 $376  $532 $470 $499 $532 $583 $347 $455 $464 $528 Interest income and other       4       3       4         — — — — — — — — — Loss attributable to non-controlling interest —  1 — — — — — — — — — — Net Contribution to Earnings $210 $234 $380 $532 $470 $499 $532 $583 $347 $455 $464 $528 ADJUSTED EBITDA RECONCILIATION Timberlands

$ Millions 2011 2012 2013 2014 2015 2016(1) 2017 2018 2019 2020 2021 2022 Lumber ($7) $130 $317 $319 $212 $289 $459 $459 $183 $799 $1,630 $1,103 OSB (4) 143 247 46 41 183 359 329 59 466 1,292 879 EWP 6 17 45 79 114 145 173 177 207 188 285 585 Distribution (37) (29) (33) 2 10 25 38 32 33 86 176 184 Other (1) (15) (2) — (5) (1) (12) (10) (6) (12) (26) (14) Adjusted EBITDA(2) ($43) $246 $574 $446 $372 $641 $1,017 $987 $476 $1,527 $3,357 $2,737 Depletion, depreciation & amortization (151) (133) (123) (119) (106) (129) (145) (149) (191) (195) (196) (201) Special items (52) 6 (10) — (8) — (303) — 68 8 50 — Operating Income (GAAP) ($246) $119 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 Interest income and other 3 1 — — — — — — — — — — Net Contribution to Earnings ($243) $120 $441 $327 $258 $512 $569 $838 $353 $1,340 $3,211 $2,536 (1) Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016. (2) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. ADJUSTED EBITDA RECONCILIATION Wood Products

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2017 2018 2019 2020 2021 2022 Real Estate $178 $196 $193 $176 $207 $206 Energy & Natural Resources 63 68 81 65 89 123 Adjusted EBITDA(1) $241 $264 $274 $241 $296 $329 Depletion, depreciation & amortization (15) (14) (14) (14) (15) (17) Basis of real estate sold (81) (124) (116) (141) (71) (84) Special Items in operating income — — — — — (10) Operating Income (GAAP) $145 $126 $144 $86 $210 $218 Interest income and other 1 1 — — — — Net Contribution to Earnings $146 $127 $144 $86 $210 $218 ADJUSTED EBITDA RECONCILIATION Real Estate, Energy & Natural Resources

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition above and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term. ADJUSTED EBITDA RECONCILIATION Natural Climate Solutions $ Millions 2020 2021 2022 Total Natural Climate Solutions Adjusted EBITDA(1) $22 $38 $43 Depletion, depreciation & amortization (1) (1) (1) Basis of real estate sold (9) (10) (10) Operating Income (GAAP) $12 $27 $32

ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION $ Millions 2017 2018 2019 2020 2021 2022 Net cash from operations $1,201 $1,112 $966 $1,529 $3,159 $2,832 Capital expenditures (excluding discontinued operations) (419) (427) (384) (281) (441) (468) Funds Available for Distribution(1) $782 $685 $582 $1,248 $2,718 $2,364 Cash for product remediation payments (from product remediation insurance recoveries) 192 96 (68) (8) — (37) Cash tax payments attributable to Cellulose Fibers divestiture 75 — — — — — Cash contribution to (cash tax refund associated with contribution to) our U.S. qualified pension plan — 300 — — (95) — Adjusted Funds Available for Distribution(2) $1,049 $1,081 $514 $1,240 $2,623 $2,327 (1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period (net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.